EXHIBIT 10.5
                                                                    ------------


                                  AMENDMENT TO
                          DEFERRED STOCK UNIT AGREEMENT

         THIS AMENDMENT TO DEFERRED STOCK UNIT AGREEMENT, dated as of January 1, 2005, is by and between Hollinger International Inc., a Delaware corporation (the "Company"), and Gordon A. Paris (the "Participant").

         WHEREAS, the Company and Participant have entered into a Deferred Stock Unit Agreement dated as of November 16, 2003 (the "Stock Unit Agreement") and have entered into an Employment Agreement dated as of the date hereof (the "Employment Agreement").

         WHEREAS, the Employment Agreement provides that Participant will receive grants of Deferred Stock Units on a different schedule from that provided for by the Stock Unit Agreement.

         WHEREAS, the parties wish to amend the Stock Unit Agreement as hereinafter set forth in accordance with the terms provided for in the Employment Agreement.

         NOW, THEREFORE, for an in consideration of the foregoing, and other good and valuable consideration, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock Unit Agreement.

         2. AMENDMENT OF STOCK UNIT AGREEMENT. The Stock Unit Agreement is hereby amended as follows:

         Section 1 is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

         The Company further agrees to grant to the Participant an additional Sixty Eight Thousand, Four Hundred Ninety Four (68,494) Deferred Stock Units on each anniversary of this Agreement through November 16, 2004 and on each January 1 thereafter commencing January 1, 2006, provided that Participant is then employed by the Company as its President and Chief Executive Officer. In addition, the Company agrees to grant to the Participant an additional Eight Thousand, Four Hundred Forty Five (8,445) Deferred Stock Units on the earlier to occur of (i) November 16, 2005 or (ii) the termination of Participant's employment with the Company for any reason.

         3. STOCK UNIT AGREEMENT OTHERWISE TO REMAIN IN FULL FORCE AND EFFECT. Except and to the extent as hereinabove amended, the terms of the Stock Unit Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment to Stock Unit Agreement as of the day and year first written above.


                                         HOLLINGER INTERNATIONAL INC.



                                         By: /s/ James R. Van Horn
                                             ---------------------------------
                                         Name:  James R. Van Horn
                                         Title: VP, General Counsel & Secretary




                                         /s/ Gordon A. Paris
                                         -------------------------------------
                                         Gordon A. Paris





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